Exhibit 99.2

Creating a Premier, Free Cash Flow Focused Energy Company May 24, 2021 MERGER OF EQUALS

Disclaimers 2 Cautionary Statement Regarding Forward - Looking Information This presentation contains certain “forward - looking statements” within the meaning of federal securities laws. Words such as “an ticipates,” “believes,” “expects,” “intends,” “plans,” “outlook,” “will,” “should,” “may” and similar expressions may be used to identify forward - looking statements. Forward - looking statements are not statements of his torical fact and reflect Cabot’s and Cimarex’s current views about future events. Such forward - looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Cabot and Cimarex, including future financial and operating results; Cabot’s and Cimarex’s plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the transaction ; t he expected timing and amount of any future dividends; and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, ass umptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, the achievement of synergies, business strategy and other plans and ob jectives for future operations. No assurances can be given that the forward - looking statements contained in this presentation will occur as projected and actual results may differ materially from those project ed. Forward - looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those pro jected. These risks and uncertainties include, without limitation, the ability to obtain the requisite Cabot and Cimarex stockholder approvals; the risk that Cabot or Cimarex may be unable to obtain governmental an d r egulatory approvals required for the merger; the risk that an event, change or other circumstances could give rise to the termination of the proposed merger; the risk that a condition to closing of the me rge r may not be satisfied on a timely basis or at all; the length of time necessary to close the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be int egrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to th e proposed transaction could have adverse effects on the market price of Cabot’s common stock or Cimarex’s common stock; the risk of litigation related to the proposed transaction; the effect of future regu lat ory or legislative actions on the companies or the industry in which they operate, including the risk of new restrictions with respect to well spacing, hydraulic fracturing, natural gas flaring or other oil a nd natural gas development activities; the risk that the credit ratings of the combined business may be different from what the companies expect; disruption from the transaction making it more difficult to maintain relatio nsh ips with customers, employees or suppliers; the diversion of management time on merger - related issues; the volatility in commodity prices for crude oil and natural gas; the continuing effects of the COVID - 19 pandemic and the impact thereof on Cabot’s and Cimarex’s businesses, financial condition and results of operations; actions by, or disputes among or between, the Organization of Petroleum Exporting Countr ies and other producer countries; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks; drilling and operating risks; exploration and development ris ks; competition; the ability of management to execute its plans to meet its goals; and other risks inherent in Cabot’s and Cimarex’s businesses. In addition, the declaration and payment of any future dividends, whether re gular base quarterly dividends, variable dividends or special dividends following completion of the proposed transaction, will depend on the combined business’ financial results, cash requirements, future pr osp ects and other factors deemed relevant by the board of directors of Cabot (as then constituted). These risks, as well as other risks related to the proposed transaction, will be described in the registration sta tement on Form S - 4 and joint proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presente d i n the registration statement on Form S - 4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Should one or more of these risks o r u ncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. For additional information about other factors that could cause actual res ult s to differ materially from those described in the forward - looking statements, please refer to: (1) Cabot’s annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K, which are ava ilable on Cabot’s website at www.cabotog.com/investor - relations and on the SEC’s website at http://www.sec.gov; and (2) Cimarex’s annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K, which are available on its website at www.cimarex.com/investor - relations and on the SEC’s website at http://www.sec.gov. Forward - looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward - looking statements that speak only as of the date hereof.

Disclaimers 3 No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualifica tio n under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended . Additional Information about the Merger and Where to Find It In connection with the proposed transaction, Cabot intends to file with the Securities and Exchange Commission (“SEC”) a regi str ation statement on Form S - 4 that will include a joint proxy statement of Cabot and Cimarex and that also constitutes a prospectus of Cabot. Each of Cabot and Cimarex may also file other relevant documents wit h t he SEC regarding the proposed transaction. This presentation is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Cabot or Cimarex may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Cabot and Cimarex. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOI NT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CABOT, CIMAREX AND THE PROPOSED TRANSACTION. Inves tor s and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents contain ing important information about Cabot, Cimarex and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the document s f iled with the SEC by Cabot may be obtained free of charge on Cabot’s website at www.cabotog.com/investor - relations or by contacting Matt Kerin by email at matt.kerin@cabotog.com or by phone at 281 - 589 - 4642 . Copies of the documents filed with the SEC by Cimarex may be obtained free of charge on Cimarex’s website at www.cimarex.com/investor - relations . Participants in the Solicitation Cabot, Cimarex and certain of their respective directors and executive officers may be deemed to be participants in the solic ita tion of proxies in respect of the proposed transaction. Information about the directors and executive officers of Cabot, including a description of their direct or indirect interests, by security holdings or other wis e, is set forth in Cabot’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2021, and Cabot’s Annual Report on Form 10 - K for the fiscal year ended December 31, 20 20, which was filed with the SEC on February 26, 2021. Information about the directors and executive officers of Cimarex, including a description of their direct or indirect interests, by security holdi ngs or otherwise, is set forth in Cimarex’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021, and Cimarex’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, b y s ecurity holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available . I nvestors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cabot or Cimarex using the sources indicated above.

Merger of Equals Creates a Premier Energy Company

Free Cash Flow Focused, Diversified Energy Company

HIGH-QUALITY, DIVERSIFIED OPERATING PLATFORM

~600 MBoepd 1Q21 production

FREE CASH FLOW LEADER

~$4.7bn FCF 2022–2024

ACCELERATING CAPITAL RETURNS

Target to deliver 50%+ of FCF to shareholders

FINANCIAL STRENGTH

Maintain <1x net debt-to-EBITDAX

COMMITMENT TO ESG & SUSTAINABILITY

Combining top-tier, low-cost assets

Diversified oil & gas portfolio with size, scale & capital optionality


Marcellus
Net acres: ~173,000
1Q21: 2,287 MMcfpd
MARCELLUS
Mid-Continent
Net acres: ~326,000
1Q21: 58 MBoepd
MID-CONTINENT
Permian (Delaware) Basin
Net acres: ~234,000
1Q21: 161 MBoepd
PERMIAN
Cabot assets
Cimarex assets

2022-2024 cumulative FCF is a preliminary estimate based on $55/Bbl WTI oil price and $2.75/MMBtu NYMEX gas price

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5 Transaction structure Merger of Equals Overview • Stock - for - stock merger of equals with a total combined enterprise value of ~$17bn • Exchange ratio: 4.0146 shares of Cabot for each share of Cimarex • Pro forma equity ownership: 49.5% Cabot & 50.5% Cimarex on a fully diluted basis Financials & synergies • Strong free cash flow generation with expectation of ~$4.7bn of cumulative free cash flow 2022 - 2024 • Anticipate increasing base dividend, paying $0.50 per share special dividend after closing & introducing quarterly variable dividend • Strong balance sheet with a commitment to maintaining a low leverage ratio • Targeting $100mm of estimated annual G&A cost synergies beginning within 18 months to 2 years Leadership & governance • Executive Chairman: Dan O. Dinges • Chief Executive Officer: Thomas E. Jorden • Board of Directors: 10 total directors, 5 from Cabot (including Mr. Dinges) & 5 from Cimarex (including Mr. Jorden) Company & headquarters • Combined company to be headquartered in Houston, Texas • Maintaining regional offices Approvals & timing • Unanimously approved by Cabot and Cimarex Boards of Directors • Subject to approval by the shareholders of each of Cabot & Cimarex • Other customary regulatory approvals & conditions • Closing expected in 4Q 2021; both companies anticipate paying respective base dividends through closing 2022 - 2024 cumulative FCF is a preliminary estimate based on $55/Bbl WTI oil price and $ 2.75/MMBtu NYMEX gas price

Premier Multi - Basin Exposure Consolidating top - tier teams & assets to create a diversified portfolio with scale & capital optionality Low - cost , capital - efficient inventory underpins robust FCF outlook 6 Strategic Rationale A Stronger & More Resilient Energy Company Sustainable Free Cash Flow Asset quality & commodity diversification Free cash flow focused with responsive reinvestment to support through - cycle cash generation Accelerating Capital Returns Well positioned to deliver enhanced capital returns to shareholders Anticipate increasing regular dividend, announcing special dividend & introducing quarterly variable dividend Strong Balance Sheet Financial strength with maximum flexibility Maintain <1x net debt - to - EBITDAX Commitment to ESG & Sustainability Building on proven commitments to ESG Linking executive compensation to ESG performance Maintaining Board oversight of ESG risks & programs “This transformational merger combines our top - tier assets and advances our shared focus on delivering superior returns for investors.” THOMAS E. JORDEN “The combination of Cabot and Cimarex creates a free cash flow focused, diversified energy company with scale, inventory and financial strength to thrive across commodity price cycles.” DAN O. DINGES

Premier Multi - Basin Exposure 7 Premier Multi - Basin Exposure Combined Business Will Have Robust, Highly Economic Inventory Strong Balance Sheet Commitment to ESG & Sustainability Sustainable Free Cash Flow Accelerating Capital Returns Commodity & asset diversification are competitive advantages Reduce portfolio cash flow volatility Enable counter - cyclical investment & returns Support long - term value creation Combining top - tier, low - cost assets DELAWARE BASIN MARCELLUS › Cabot’s assets sit in the most productive areas of the premier U.S. gas basin › Cimarex’s assets sit in the most productive areas in the premier U.S. oil basin 24 - mo. cum. production (Wolfcamp Boe/lateral ft) 1 24 - mo. cum. production (Marcellus Bcf/1k lateral ft) 1 Boe shown at 20:1 TEXAS NEW MEXICO PENNSYLVANIA

8 Sustainable Free Cash Flow FCF Generation Driven by Disciplined Capital Allocation Strategy Capital allocation framework Key priorities 1 Return cash to shareholders Sustainable base dividend Supplemental/variable dividends & share repurchases Invest in our business Disciplined capital expenditures Responsive reinvestment to market environment Value - enhancing opportunities Maintain a resilient balance sheet Maintaining <1x net debt - to - EBITDAX 2 3 REINVESTMENT CASH FLOW FINANCIAL POSITION RETURNS Plan around conservative commodity prices Production growth an outcome of capital efficient programs Returns - driven investment C ommodity diversity & hedges mitigate cash flow volatility Sustainably grow base dividend Introduce quarterly variable returns strategy Prioritize low leverage Maintain <1x net debt - to - EBITDAX Premier Multi - Basin Exposure Strong Balance Sheet Commitment to ESG & Sustainability Sustainable Free Cash Flow Accelerating Capital Returns

Sustainable Free Cash Flow

Robust Outlook for FCF

Responsive capital allocation

Supports through-cycle cash generation & prioritizes capital efficiency

REINVESTMENT RATE (% CFO)



Commodity Price Environment
High
Low
~30-40%
~40-50%
~50-60%

3-year outlook for FCF generation

Commodity price scenarios illustrate resilient & sustainable FCF

2022-2024 CUMULATIVE FCF OUTLOOK ($bn)



$3.00 HH
$2.25 HH
~$3.8
~$2.1
~$4.7
~$3.2
~$5.7
~$4.2
$40 WTI
$50 WTI
$60 WTI

- 3-year **cumulative FCF ~32%** of pro forma market cap vs peer avg. ~28%[1]
- Modest **oil & total equivalent growth**
- High-quality portfolio with **low maintenance capital** requirements **(<$35/Bbl & <$2/MMBtu prices)**

Premier Multi-Basin Exposure | Sustainable Free Cash Flow | Accelerating Capital Returns | Strong Balance Sheet | Commitment to ESG & Sustainability

[1]Source: FactSet; Peers include U.S. onshore focused independent upstream companies >$10bn market cap: CLR, COP, DVN, EOG, FANG, HES, PXD

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Accelerating Capital Returns

Dividend Framework to Return Cash Through the Cycle

SUSTAINABLE BASE DIVIDEND

- Anticipate **increasing annual dividend to $0.50 per share**
  - Represents ~$400mm
  - Material increase for both Cabot & Cimarex
- **Sustainable** across range of market conditions
  - <$35/Bbl & <$2/MMBtu prices
- Committed to **growing** over time

VARIABLE DIVIDEND

- **Expect to introduce quarterly variable dividend after closing**
- Flexible mechanism to target **total return of 50%+ of free cash flow**
- **Plan to pay quarterly** based on prior quarter's free cash flow; expect first payment 1Q22

SPECIAL DIVIDEND

- **$0.50 per share (~$400mm) special dividend expected to be payable after closing**
  - Equates to receiving additional annual base dividend
- Flexible & opportunistic tool
- May evaluate future special dividends/share repurchases

Track Record of Returning Capital to Shareholders

Cabot & Cimarex have returned a combined

$2.3bn

to shareholders since 2016 through dividends & share repurchases

Premier Multi-Basin Exposure | Sustainable Free Cash Flow | Accelerating Capital Returns | Strong Balance Sheet | Commitment to ESG & Sustainability

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(1.0x) (0.5x) 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x - $5 $10 $15 $20 $25 YE 2021e Net Debt / 2021e EBITDA Enterprise Value ($Bn) 11 Strong Balance Sheet Resilient Financial Position Low leverage + scale Provides significant capital optionality Pro forma liquidity & debt maturity profile Scale supports low cost of capital $2,200 $100 $ - $62 $1,325 $ - $312 $750 $ - $500 Liquidity 2021 2022 2023 2024 2025 2026 2027 2028 2029 Wtd. Avg. Rates Coupon 3.24% 6.25% 4.07% 4.17% 3.90% 4.38% YTW 0.62% 1.17% 0.97% 1.56% 2.13% 2.58% 1 Upstream company universe excludes companies with TEV greater than $25bn, minerals companies, offshore companies & internatio nal companies; FANG excluded from analysis given consensus estimates do not yet fully reflect recent transactions Smaller Scale / Higher Leverage Larger Scale / Higher Leverage Smaller Scale / Lower Leverage Larger Scale / Lower Leverage ● Peer universe 1 Pro Forma Premier Multi - Basin Exposure Strong Balance Sheet Commitment to ESG & Sustainability Sustainable Free Cash Flow Accelerating Capital Returns

12 Commitment to ESG & Sustainability Shared Commitments to Environmental Stewardship, Sustainability & Strong Corporate Governance Environment, social & safety performance Governance Sustainability reporting › Continue to embed ESG in compensation structure › Maintain board - level oversight of ESG performance & programs › Commit to independent, diverse & experienced board › Cabot reported 0 flaring, 100% produced & flowback water recycled & 0 hydrocarbon spills in 2020 › Cimarex reduced GHG emissions intensity 22% in 2020 › Combined business commits to strong safety performance & further reducing GHG emissions › Combined business to report on ESG performance & progress , in line with SASB & TCFD standards › For additional information, refer to Cabot’s 2020 Sustainability Report & Cimarex’s ESG disclosures on its website Premier Multi - Basin Exposure Strong Balance Sheet Commitment to ESG & Sustainability Sustainable Free Cash Flow Accelerating Capital Returns

A Premier Energy Company

Free Cash Flow Focused, Diversified Energy Company

Cabot Oil & Gas Corporation + CIMAREX

HIGH-QUALITY, DIVERSIFIED OPERATING PLATFORM ~600 MBoepd 1Q21 production	**FREE CASH FLOW LEADER** ~$4.7bn FCF 2022–2024
ACCELERATING CAPITAL RETURNS Target to deliver 50%+ of FCF to shareholders	**FINANCIAL STRENGTH** Maintain <1x net debt-to-EBITDAX

- Premier Multi-Basin Exposure
- Sustainable Free Cash Flow
- Accelerating Capital Returns
- Strong Balance Sheet
- Commitment to ESG & Sustainability

2022-2024 cumulative FCF is a preliminary estimate based on $55/Bbl WTI oil price and $2.75/MMBtu NYMEX gas price

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Appendix

An Attractive Investment Thesis 15 Scale, Robust Free Cash Flow, Expanding Capital Returns & Financial Strength Source: Public Filings & FactSet Note: Peers include U.S. onshore focused independent upstream companies >$10bn market cap: CLR, COP, DVN, EOG, FANG, HES, PXD 1 Based on select Wall Street Research, FactSet consensus and management estimates. Analysis assumes run - rate synergies of $100mm 2 Free Cash Flow Yield calculated as CFFO less capex divided by market capitalization 3 Includes the impact of one - time special dividend, transaction costs and one quarter of synergies Current production (MBoepd) 220 381 601 474 Cimarex Cabot NewCo Peer Median % Gas 42% 100% 79% 29% 2021E Free cash flow yield 1,2 Current base d ividend yield 2021E Leverage 1,3 1.5% 2.4% 2.8% 1.7% Cimarex Cabot NewCo Peer Median 0.6x 0.6x 0.7x 0.9x Cimarex Cabot NewCo Peer Median 14.2% 10.9% 9.7% 9.1% 8.3% 7.6% 7.5% 1.4% Peer 1 Peer 2 NewCo Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Base dividend Special dividend 5.6%

16 Top - Tier Resource Depth Combined Portfolio Represents >20 Years of Inventory High - quality, multi - decade drilling inventory Years of inventory with present value/investment >1.5x 2 1 Oil & natural gas play breakeven analysis assumes 25% BTAX IRRs & strip pricing as of 3/3/2021; sourced from J.P. Morgan equi ty research (3/16/2021) 2 PV/I defined as PV10 of well level net operating cash flows divided by capital investment in respective well. Inventory years calculated as total net capital for wells with PV/I greater than 1.5x , divided by total pro forma 2021 capital; flat NYMEX WTI $/Bbl & Henry Hub NYMEX $/MMBtu $40 / $2.25 $55 / $2.75 PRO FORMA INVENTORY LIFE >10 years Combining top - tier resource $1.87 $2.32 $2.33 $2.53 $2.58 $2.60 $2.71 $2.77 $2.95 $3.01 $3.37 SW PA Rich Gas WV Rich Gas NE PA Core Haynesville - LA Core NE PA Tier 2 SW PA Dry Gas Haynesville - North LA Haynesville - Shelby Trough OH Utica WV Dry Gas Haynesville - North TX $41.17 $42.01 $43.17 $45.57 $46.85 $57.08 $62.76 Midland Delaware DJ Basin Eagle Ford Bakken Anadarko PRB FULL - CYCLE OIL BREAKEVENS (WTI $/Bbl) 1 FULL - CYCLE NATURAL GAS BREAKEVENS ($/ Mcf) 1 >20 years

17 Variable Dividend Formula Variable cash dividend Target return of cash to shareholders 50%+ CALCULATED ON A QUARTERLY BASIS Discretionary Cash Flow Capital Expenditures Free Cash Flow Target 50%+ Payout Quarterly Return to Shareholders Quarterly Base Dividend ($0.125 per share) Variable Cash Dividend Discretionary cash flow from operations is a non - GAAP measure; capital expenditures refers to accrued capital expenditures › Expect to introduce quarterly variable dividend upon closing › Flexible mechanism to target total return of 50%+ of free cash flow › Plan to pay quarterly based on prior quarter’s free cash flow; expect first payment 1Q22 VARIABLE DIVIDEND

18 Free Cash Flow (non - GAAP) This presentation provides free cash flow, or FCF, which is a non - GAAP financial measure. Free cash flow is discretionary cash flow in excess of oil and gas capital expenditures and other capital expenditures. Cabot and Cimarex believe that free cash flow is useful to investors as it provides a measure to compare both cash flow from operating activities and oil and gas capital expenditures across periods on a consistent basis, and the management teams of Cabot and Cimarex use FCF for this purpose. Discretionary Cash Flow is a non - GAAP financial measure. Discretionary cash flow represents net cash provided by operating activities as determined under GAAP without regard to changes in operating assets and liabilities. Cabot and Cimarex believe that discretionary cash flow is an accepted measure of an oil and natural gas company’s ability to generate cash to fund development and acquisition activities and service debt or pay dividends, and the management teams of Cabot and Cimarex use discretionary cash flow for this purpose. These non - GAAP measures should not be considered as alternatives to, or more meaningful than, net cash provided by operating activities as an indicator of operating performance. $40 / $2.25 $40 / $3.00 $50 / $2.25 $50 / $3.00 $55 / $2.75 $60 / $2.25 $60 / $3.00 ~$2.1 ~$3.8 ~$3.2 ~$4.7 ~$4.7 ~$4.2 ~$5.7 Free cash flow (non - GAAP) definition Free cash flow at various price scenarios $bn and scenarios based on WTI oil / NYMEX Henry Hub gas 2022 - 2024 cumulative FCF is a preliminary estimate and includes $100mm of target synergies